AMENDMENT No. 1
TO
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT
     THIS AMENDMENT No. 1 TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT dated as of April 9, 2007 (this “Amendment”) is made to the Note Purchase and Private Shelf Agreement dated as of April 13, 2004 (the “Note Agreement”) among CHS Inc. (formerly known as Cenex Harvest States Cooperatives), a nonstock agricultural cooperative organized under the laws of the State of Minnesota (the “Company”) and Prudential Investment Management, Inc., (“PIM”), The Prudential Insurance Company of America, ING Life Insurance and Annuity Company, United of Omaha Life Insurance Company, Reliastar Life Insurance Company, Mutual of Omaha Insurance Company and each Prudential Affiliate which becomes party thereto in accordance with the terms of such agreement (jointly the “Purchasers”). This Amendment shall be effective as of the time determined in accordance with in Section 6 below.
     WHEREAS, the Company has requested that the holders of the Notes agree to certain amendments to the Note Agreement as set forth below; and
     WHEREAS, the Company and holders of the Notes signing this Amendment desire to amend the Note Agreement as set forth below.
     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:
1. Definitions. Capitalized terms used herein without definition shall have the definition given to them in the Note Agreement if defined therein.
2. Facility Amount. The cover page of the Note Agreement and paragraph 1B of the Note Agreement are each amended to delete the amount “$70,000,000” appearing therein and to substitute therefore the amount “$150,000,000”.
3. Amendment to Paragraph 2B(2). Paragraph 2B(2) of the Note Agreement is amended to delete in its entirety clause (i) thereof and to substitute therefore the following: “(i) February 27, 2007, and”.

4. Uncommitted Facility. The Company and PIM expressly agree and acknowledge that as of the date hereof the Available Facility Amount is $150,000,000. NOTWITHSTANDING THE FOREGOING, THIS AMENDMENT AND THE AGREEMENT HAVE BEEN ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.
5. Company Representations. The Company hereby represents and warrants that, this Amendment has been duly authorized, executed and delivered by it and that, both before and after giving effect to this Amendment, (a) each representation and warranty set forth in paragraph 8 of the Note Agreement is true and correct as of the date of execution and delivery of this letter by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), and (b) no Default or Event of Default has occurred and is continuing under the Note Agreement.
6. Effective Date. This Amendment shall become effective as of February 27, 2007 provided that it has been executed by the Company and each of the Purchasers and copies hereof as so executed shall have been delivered to the holders of the Notes.
7. General Provisions.
7.1	The Note Agreement, except as expressly modified herein, shall continue in full force and effect and shall continue to be binding upon the parties thereto.

7.2	The execution, delivery and effectiveness of the Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement.
8. Reference to and Effect on Note Agreement. Upon the effectiveness of the amendments in this Amendment, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this Amendment.
9. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois.
10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Telefax copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by telefax, shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Note Agreement to be executed by their duly authorized officers effective as of the Effective Date.

COMPANY:

CHS Inc.

By:	/s/ John Schmitz 4/9/07
Name:	John Schmitz
Title:	Executive Vice President and Chief Financial
Officer

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ G. A. Coletta Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ G. A. Coletta Vice President

ING LIFE INSURANCE AND ANNUITY COMPANY

By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ G. A. Coletta Vice President

RELIASTAR LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ G. A. Coletta Vice President

MUTUAL OF OMAHA INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ G. A. Coletta Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ G. A. Coletta Vice President

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